UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): February 7, 2025

ORAMED PHARMACEUTICALS INC.

(Exact name of registrant as specified in its charter)

delaware	001-35813	98-0376008
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1185 Avenue of the Americas, Third Floor, New York, New York	10036
(Address of Principal Executive Offices)	(Zip Code)

844-967-2633

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered
Common Stock, par value $0.012	ORMP	The Nasdaq Capital Market, Tel Aviv Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement

Ancillary Agreement Completion Protocol and Supplemental Agreement

On February 7, 2025, Oramed Pharmaceuticals Inc. (the “Company”), Oramed NewCo, Inc. (“Oramed NewCo”), Oramed Ltd. (“Oramed Ltd.”), Hefei Tianhui Biotech Co., Ltd. (“HTIT Biotech”) and Technowl Limited (“HTIT Sub” and together with HTIT Biotech, collectively, “HTIT”) entered into that certain Ancillary Agreement Completion Protocol and Supplemental Agreement (the “Supplemental Agreement”). As previously reported on Current Report on Form 8-K, on January 22, 2024, the Company, Oramed Ltd. and HTIT entered into that certain Joint Venture Agreement (the “JV Agreement”) for the purpose of forming a joint venture company relating to the funding, development, production, marketing, and distribution of the products as described therein. The Supplemental Agreement amends and supplements the JV Agreement and sets forth, among others, (i) the business and operations and corporate governance provisions, including the designation of certain members of the board of directors, of Oramed NewCo following the Initial Closing (as defined below), (ii) amends and restates certain sections of the JV Agreement, (iii) the delivery of certain intercompany and ancillary agreements, (iv) certain interim covenants, closing conditions, and closing documents as related to the JV Agreement, the Supplemental Agreement and the transactions contemplated thereunder, and (v) Oramed NewCo joining as a party to the JV Agreement, to become the joint venture company contemplated thereunder.

Pursuant to the Supplemental Agreement, the initial closing deadline of the transactions contemplated by the JV Agreement and the Supplemental Agreement shall be April 30, 2025 (the “Initial Closing”). Subject to the completion and satisfaction of applicable closing conditions, the second closing (the “Second Closing”) shall occur on a date specified in the applicable closing notice, which such date shall be no later than the fifth business day after the satisfaction or waiver of the applicable closing conditions, provided, however, that the Second Closing shall not be consummated before April 30, 2025 unless the shares of common stock of Oramed NewCo (the “Oramed NewCo Common Stock”) have been approved for listing and trading on the Nasdaq Stock Market (such listing date, the “Listing Date” and such listing, the “Listing”) prior to April 30, 2025. In the event the parties fail to consummate the Second Closing on or before April 30, 2025, solely due to the failure of not achieving the Listing, the parties shall consummate the Second Closing on or before May 31, 2025. Notwithstanding the foregoing, the provisions with respect to the Second Closing may be terminated by either HTIT or the Company and Oramed Ltd. if the Second Closing has not occurred by September 1, 2025 (or such other later date agreed by the Company, HTIT and Oramed Ltd. in writing, the “Second Closing Deadline”), subject to certain conditions.

Pursuant to the Supplemental Agreement, as soon as possible after the date of the Supplemental Agreement, the Company and Oramed NewCo shall (i) complete the transactions as contemplated under the Asset Transfer Agreement (as defined herein), (ii) procure all necessary Governmental Approvals (as defined in the Supplemental Agreement, and including filing of any required Spin Off Disclosure Document (as defined in the Supplemental Agreement) with the Securities and Exchange Commission and third-party consents for the distribution of no less than 60% of the Company’s shares of Oramed NewCo Common Stock held at such time, as an in-kind distribution, to the shareholders of the Company as of the Record Date (as defined in the Supplemental Agreement), and (iii) consummate and effect such in-kind distribution so that immediately upon such distribution the issued and outstanding shares of Oramed NewCo Common Stock shall be as set forth in the Supplemental Agreement ((ii) and (iii) collectively, the “Spin Off”).

Additionally, each of the Company and HTIT Sub have agreed that from Listing Date until 120 days after the Listing Date, each will not (i) offer, pledge, announce the intention to sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, lend, make any short sale or otherwise transfer or dispose of, directly or indirectly, any equity securities of Oramed NewCo owned as of the Listing Date (the “Locked Securities”), (ii) enter into any swap or other agreement that transfers to another person or entity, in whole or in part, any of the economic consequences of ownership of the Locked Securities, whether any such transaction described in subsection (i) above or this subsection (ii) is to be settled by delivery of equity securities of Oramed NewCo, in cash or otherwise, (iii) make any written demand for or exercise any right with respect to, the registration of any equity securities of Oramed NewCo, or (iv) publicly disclose the intention to do any of the foregoing, subject to certain exceptions.

Issuance of Securities, Funding and Expenses

At the Initial Closing, (i) HTIT shall pay $40 million to Oramed NewCo (the “HTIT Initial Investment Amount”) and (ii) the Company and Oramed Ltd. (collectively) shall pay $7.5 million to Oramed NewCo, in each case, in immediately available funds. Pursuant to the Supplemental Agreement and in connection with the Initial Closing, Oramed NewCo shall allot and issue (i) to HTIT Sub, 100 Founder Shares (as defined in the Supplemental Agreement) and 6,153,746 shares of Oramed NewCo Common Stock and (ii) to the Company, 100 Founder Shares and 1,153,746 shares of Oramed NewCo Common Stock. The Founder Shares shall be identical to shares of Oramed NewCo Common Stock in all respects including par value, voting rights and pari passu economic rights (including dividend rights and rights upon liquidation) in Oramed NewCo, except that Founder Shares (A) shall be entitled to certain veto rights, (B) shall be convertible into shares of Oramed NewCo Common Stock on a 1:1 basis, and (C) may only be converted into shares of Oramed NewCo Common Stock with the consent of its shareholder holding such Founder Shares at any time, provided that (x) (i) upon any direct or indirect transfer of the Founder Shares to any third party other than as permitted in JV Agreement; or (ii) upon the Listing Date, all of the Founder Shares held by such shareholder shall automatically convert into shares of Oramed NewCo Common Stock on a 1:1 basis; or (y) if not converted earlier, on April 30, 2025, all of the Founder Shares held by the Company or its permitted transferee(s) shall automatically convert into shares of Oramed NewCo Common Stock on a 1:1 basis. Immediately after the consummation of the Initial Closing and the Oramed NewCo’s receipt of HTIT Initial Investment Amount, Oramed NewCo shall make a non-refundable deposit to HTIT Sub of $20 million in accordance with the terms of the Supply Agreement (as defined below).

At the Second Closing, (i) HTIT shall pay $20 million to Oramed NewCo (the “HTIT Second Investment Amount”) and (ii) the Company and Oramed Ltd. (collectively) shall pay $7.5 million to Oramed NewCo, in each case, in immediately available funds. In connection with the Second Closing, Oramed NewCo shall allot and issue (i) 3,076,923 shares of Oramed NewCo Common Stock to HTIT Sub and (ii) 1,153,846 shares of Oramed NewCo Common Stock to the Company.

Additionally, following the Initial Closing, Oramed NewCo shall reimburse (i) Company and Oramed Ltd. (collectively) and HTIT each certain transaction expenses in the amount of $500,000; and (ii) Oramed for certain operational expenses for the phase III clinical trial for oral insulin. Immediately after the consummation of the Second Closing and Oramed NewCo’s receipt of HTIT Second Investment Amount, Oramed NewCo shall make a non-refundable deposit to HTIT Sub of $10 million in accordance with the terms of the Supply Agreement.

Additionally, pursuant to the Supplemental Agreement and in consideration for entering into the Asset Transfer Agreement (as defined below) and performing its obligations thereunder, the Company shall be entitled to receive 6,923,076 shares of Oramed NewCo Common Stock, which Oramed NewCo shall issue to the Company in two tranches of: (i) upon or after the Asset Transfer Closing (as defined in the Asset Transfer Agreement) but prior to the completion of the Spin Off, 4,999,999 shares of Oramed NewCo Common Stock and (ii) upon the earlier of the Second Closing or the Second Closing Deadline, 1,923,077 shares of Oramed NewCo Common Stock, each, pursuant to the terms and conditions of the Supplemental Agreement.

Corporate Governance

Pursuant to the Supplemental Agreement, HTIT may (a) designate three individuals to be appointed as directors of Oramed NewCo from the date of the Initial Closing and (b) cause the same individuals or other individuals designated by HTIT to be re-elected or appointed as the directors from time to time after the date of the Initial Closing. HTIT also has the right to select and nominate two of the initial four independent directors for appointment or election to the Oramed NewCo board of directors. For as long as the Company holds, directly or indirectly, no less than 2,153,846 Founder Shares or shares of Oramed NewCo Common Stock, the Company will have the right to select and nominate the other two of the initial independent directors.

Additionally, as long as the Company holds, directly or indirectly, no less than 2,153,846 Founder Shares or shares of Oramed NewCo Common Stock, Oramed NewCo shall (a) cause up to two (2) individuals as designated by the Company to be appointed as the directors of Oramed NewCo as from the Initial Closing Date, and (b) cause the same individuals or another individuals designated by the Company to be re-elected or appointed as the directors of Oramed NewCo from time to time after the date of the Initial Closing.

The Supplemental Agreement contains representations, warranties and covenants, including as related to confidentiality and indemnification, of each of the parties thereto that are customary for transactions of this type.

Registration Rights Agreement

The Supplemental Agreement confirms the agreed final form of a Registration Rights Agreement between Oramed NewCo, the Company, and HTIT (the “RRA”), pursuant to which certain Registrable Securities (as defined in the RRA) shall be subject to certain registration rights, including but not limited to, piggyback registration rights, demand registration rights and cut-back priority rights, subject to certain exceptions. The right of the holders of the Registrable Shares to request registration or inclusion, and Oramed NewCo’s obligations as related to the RRA, including its obligations to keep effective any registration statement, shall terminate on the earlier of (i) the fifth anniversary of the consummation of the initial public offering of Oramed NewCo (the “IPO”) and (ii) the date on which the holders of the Registrable Shares may sell all of their Registrable Shares in any 90 day period under Rule 144 or another similar exemption under the Securities Act of 1933, as amended (the “Securities Act”), subject to certain exceptions. The RRA additionally contains certain lock-up provisions of the holders in connection with certain transactions, including the IPO.

Asset Transfer Agreement

In connection with the transactions contemplated by the JV Agreement and the Supplemental Agreement, on February 7, 2025, the Company entered into that certain Asset Transfer Agreement (the “Asset Transfer Agreement”) with Oramed NewCo and Oramed Ltd., pursuant to which, the Company and Oramed Ltd. have agreed to transfer to Oramed NewCo all of their rights, titles, and interests in the Transferred IP, Business Contracts, Business Information, and Regulatory Information (each as defined in the Asset Transfer Agreement and collectively, the “Transferred Assets”), as part of the capital contribution to be made to Oramed NewCo, in consideration for the issuance to the Company of certain Shares (as defined in the JV Agreement) in Oramed NewCo.

The Asset Transfer Agreement contains representations, warranties and covenants, including as related to indemnification, of each of the parties thereto that are customary for transactions of this type.

Supply Agreement; License Agreement

In connection with the transactions contemplated by the JV Agreement and the Supplemental Agreement, on February 7, 2025, Oramed NewCo entered into that certain (i) Supply Agreement with HTIT (the “Supply Agreement”) in connection with the manufacture and supply to Oramed of the products described in the Supply Agreement and (ii) License Agreement (the “License Agreement”) with HTIT, with respect to a license to be granted to Oramed NewCo in the Licensed Territory (as defined in the License Agreement) for the conduct, development and commercialization of HT01B, an oral semaglutide in soft capsule dosage form (the “Licensed Product”).

Pursuant to the Supply Agreement, within 12 months after the date of the Supply Agreement, Oramed NewCo shall provide HTIT with a written notice, which shall (i) state the specific type(s) of the Potential Products (as defined in the Supply Agreement) it requests HTIT to manufacture and supply, (ii) confirm that the initial market is in the territory in which the Products (as defined in the Supply Agreement) (including any other products of which the Products are an integrated part) will be supplied, and (iii) provide a two-year forecast of the quantity of the Products required by Oramed NewCo on a quarterly basis (the “Two-Year Forecast”). Additionally, (i) no later than six months before the expiry of the two-year period covered by any Two-Year Forecast, Oramed NewCo shall provide HTIT with an updated Two-Year Forecast for the subsequent two-year period on a quarterly basis, subject to the terms and conditions in the Supply Agreement and (iii) within three months following the date of the Supply Agreement and before the first delivery of certain products ordered by Oramed NewCo from HTIT, HTIT or Hefei Tianmai Biotechnology Development Co., Ltd. shall negotiate and enter into a quality agreement with respect to the Products. The term of the Supply Agreement shall commence on the date of the Supply Agreement for a period of five years (the “Initial Term”), and upon the expiration of the Initial Term, shall automatically renew for additional three year terms unless (i) either Oramed NewCo or HTIT gives written notice of its intent not to renew at least six months prior to the end of the then-current term, or (ii) the Supply Agreement is otherwise terminated pursuant to the terms therein.

Pursuant to the terms of the License Agreement, HTIT has agreed to grant to Oramed NewCo an exclusive, royalty-free and non-transferable license under the HTIT’s rights in the Licensed Technology (as defined in the License Agreement) to develop, market, offer for sale, sell, have sold and import the Licensed Product in the countries outside of greater China (collectively, the “Territory”), effective as of the date of the Initial Closing for the duration of the term of the License Agreement, which such term shall commence on the date of the License Agreement, unless terminated pursuant to the terms and conditions of the License Agreement, and continue until the occurrence of (i) upon expiration of the last patent term granted by HTIT to Oramed NewCo within the Territory or (ii) upon dissolution of Oramed NewCo based on terms for company dissolution. Additionally and among others, during the term of the License Agreement, Oramed NewCo shall (i) have the first right to prepare, file, prosecute and maintain any Licensed Patent Rights in the Territory, subject to the terms and conditions of the License Agreement and (ii) subject to the prior written approval by HTIT and pursuant to the terms and conditions of the License Agreement, be entitled to grant sublicenses to sublicensees that have been approved by HTIT.

Each of the Supply Agreement and License Agreement contain representations, warranties and covenants, including as related to confidentiality and indemnification, as the case may be, of each of the parties thereto that are customary for transactions of this type.

Novation Agreement

In connection with the Supplemental Agreement, the Company, Oramed Ltd. and HTIT Biotech, each of which are party to that certain Amended and Restated Technology License Agreement, dated as of December 21, 2015 (as amended, the “TLA”), and Oramed NewCo, entered into that certain Novation Agreement and Release (the “Novation Agreement”), effective as of February 7, 2025. Pursuant to the terms of the Novation Agreement, (i) each of the Company, Oramed Ltd. and HTIT Biotech irrevocably release and waive any claims and demands against each other party in connection with the TLS; and (ii) all rights, obligations and liabilities set out and arising with respect to the performance of the TLA, commencing as of the consummation of the Asset Transfer Agreement, be novated so that the TLA will become an agreement by and between HTIT Biotech and Oramed NewCo.

The foregoing descriptions of the Supplemental Agreement, the RRA, the Asset Transfer Agreement, the Supply Agreement, the License Agreement and the Novation Agreement do not purport to be complete and are qualified in their entirety by reference to the full text of such agreements, copies which are attached hereto as Exhibits 10.1, 10.2, 10.3, 10.4, 10.5 and 10.6, respectively, and incorporated herein by reference.

Item 7.01. Regulation FD Disclosure

On February 11, 2025, the Company issued a press release in connection with the Supplemental Agreement and the transactions contemplated thereunder. The Company undertakes no obligation to update, supplement or amend the materials attached hereto.

The information in this Current Report on Form 8-K (including Exhibit 99.1 attached hereto) is being furnished pursuant to Item 7.01 and shall not be deemed to be filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise be subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act, or the Exchange Act, whether made before or after the date hereof and regardless of any general incorporation language in such filing.

Forward-Looking Statements

This Current Report on Form 8-K, along with the exhibits attached hereto, contains certain “forward-looking statements” within the meaning of the United States Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act, and Section 21E of the Exchange Act. All statements other than statements of historical fact contained in this Current Report on Form 8-K, including statements regarding the Spin Off and the related transactions contemplated thereby, are forward-looking statements. Some of these forward-looking statements can be identified by the use of forward-looking words, including “may,” “should,” “expect,” “intend,” “will,” “estimate,” “anticipate,” “believe,” “predict,” “plan,” “targets,” “projects,” “could,” “would,” “continue,” “forecast” or the negatives of these terms or variations of them or similar expressions. All forward-looking statements are subject to risks, uncertainties, and other factors which could cause actual results to differ materially from those expressed or implied by such forward-looking statements. All forward-looking statements are based upon estimates, forecasts and assumptions that, while considered reasonable by the Company and its management are inherently uncertain and many factors may cause the actual results to differ materially from current expectations.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description
10.1+	Ancillary Agreement Completion Protocol and Supplemental Agreement, dated as of February 7, 2025, by and among Oramed Pharmaceuticals Inc., Oramed NewCo, Inc., Oramed Ltd., Hefei Tianhui Biotech Co., Ltd. and Technowl Limited.
10.2	Form of Registration Rights Agreement, to be executed by and among Oramed Pharmaceuticals Inc., Oramed NewCo, Inc. and Technowl Limited.
10.3+*	Asset Transfer Agreement, dated as of February 7, 2025, by and among Oramed Pharmaceuticals Inc., Oramed NewCo, Inc. and Oramed Ltd.
10.4+*	Supply Agreement, dated as of February 7, 2025, by and among Oramed NewCo, Inc., Hefei Tianhui Biotech Co., Ltd. and Technowl Limited.
10.5+*	License Agreement, dated as of February 7, 2025, by and among Oramed NewCo, Inc., Hefei Tianhui Biotech Co., Ltd. and Technowl Limited.
10.6*	Novation Agreement and Release, effective as of February 7, 2025, by and among Oramed Pharmaceuticals Inc., Oramed Ltd. Oramed NewCo Inc., and Hefei Tianhui Biotech Co., Ltd.
99.1	Press Release, dated February 11, 2025 (furnished pursuant to Item 7.01)
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

+	Certain of the schedules (and similar attachments) to this exhibit have been omitted in accordance with Item 601(a)(5) of Regulation S-K under the Securities Act because they do not contain information material to an investment or voting decision and that information is not otherwise disclosed in the exhibit or the disclosure document. The Company hereby agrees to furnish a copy of all omitted schedules (or similar attachments) to the SEC upon its request.
*	Portions of this exhibit have been omitted pursuant to Item 601(b)(10)(iv) of Regulation S-K under the Securities Act because they are both (i) not material and (ii) the type that the registrant treats as private or confidential. A copy of the omitted portions will be furnished to the SEC upon its request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ORAMED PHARMACEUTICALS INC.

By:	/s/ Nadav Kidron
Name:	Nadav Kidron
Title:	President and CEO

February 11, 2025